Dreyfus
Premier International
Value Fund



ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            18   Financial Highlights

                            23   Notes to Financial Statements

                            29   Report of Independent Auditors

                            30   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       International Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier International Value Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Sandor Cseh.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Sandor Cseh, Senior Portfolio Manager

How did Dreyfus Premier International Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -13.57% for Class A shares, -14.28% for Class B shares, -14.27% for Class C shares, -13.36% for Class R shares, and -13.70% for Class T shares.(1) This compares with a -24.93% return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE Index"), for the same period.(2)

We attribute the fund's and the market's negative returns to difficult economic and market conditions around the world. While we are never satisfied with negative returns, we are nonetheless pleased that the fund produced better performance than its benchmark, which was primarily due to the value style's continued return to favor among investors. In addition, successful country allocation, industry group allocation and stock selection strategies aided performance.

What is the fund's investment approach?

The fund invests in an internationally diversified portfolio of value stocks -- stocks selling at what we think are attractive prices relative to their perceived intrinsic worth based on historical measures. These measures typically include price-to-earnings, price-to-book value and price-to-cash flow ratios. Discrepancies from historical norms are often the result of short-term factors that affect market perception -- a stock falls out of general market favor, creating what we perceive to be a buying opportunity. The fund purchases the security at the depressed price, seeking to profit when perceptions change and the stock price rises to its perceived value.

When putting the value approach to work, the fund employs a two-step process. First, we decide how much to invest in each of the countries represented in the MSCI EAFE Index. We make a base-line
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

determination by the size of a country' s gross domestic product and the capitalization of its stock market compared to the world as a whole. We can invest more or less than this proportion, based on the outlook for a country's economy and the specific number of value opportunities that we see in a particular country's market.

Second, we select individual securities using a process that blends quantitative and qualitative analysis. After an initial computer screen eliminates approximately 90% of purchase candidates, analysts perform extensive fundamental research and conduct on-site visits to determine which securities we will buy for the portfolio.

What other factors influenced the fund's performance?

Value stocks continued to produce better returns than growth stocks across global markets during the reporting period. As global markets and economies entered a period of pronounced weakness, value stocks generally held up best, as investors looked favorably on relatively more conservative holdings, such as those in which the fund typically invests. Conversely, our disciplined approach led us to avoid growth-oriented investments in technology and telecommunications. A poor outlook for the global economy, combined with a steep reduction in capital spending, made these sectors among the global markets' weakest.

The effects of the September 11 terrorist attacks echoed around the globe as travel disruptions, accelerated layoffs and reduced capital spending in the U.S. spilled over into Europe, Japan and the emerging markets. We avoided the steep declines in national markets such as Finland and Sweden, which rely heavily on the telecommunications industry group. Japan remains mired in recession, and we remain skeptical as to whether proposed reforms will actually be put into place. At times during the reporting period, the Japanese exporters on which we focused benefited from weakness in the yen, and their stocks made a significant contribution to fund performance.


What is the fund's current strategy?

We made few adjustments to our country allocation strategy and remain reasonably close to our neutral allocation as represented by the MSCI EAFE Index. Our investments in Japan, France and the United Kingdom are slightly below neutral weight, while our exposure to the Netherlands, Singapore and Spain is slightly higher than the benchmark position. Our investments in the emerging markets of Latin America, Eastern Europe and Southeast Asia continue to be limited. We also hold a modest cash position, roughly 3.2% of portfolio assets.

We have continued to de-emphasize investment in the technology and telecommunications industries. In addition, it was difficult to find stocks in the health care sector that met our value criteria, and our exposure to that area has remained relatively small. Weak markets put pressure on bank and brokerage stocks, and we selectively reduced our exposure to the financial services sector. The areas where we found stocks to be most reasonably valued were industrial, raw material and utility stocks, and our holdings in these sectors are slightly above the benchmark's position.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH OCTOBER 31, 2002, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS NET REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier International Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Morgan Stanley Capital International Europe, Australasia, Far East Index.

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER INTERNATIONAL VALUE FUND ON 3/31/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. ALSO, UNLIKE THE FUND, WHICH INVESTS PRINCIPALLY IN "VALUE" STOCKS, THE INDEX IS NOT STYLE SPECIFIC. THESE FACTORS CAN CONTRIBUTE TO THE FUND UNDERPERFORMING THE INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 10/31/01


                                                                             Inception                                    From
                                                                               Date                 1 Year              Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                             3/31/98              (18.54)%              (2.47)%
WITHOUT SALES CHARGE                                                          3/31/98              (13.57)%              (0.85)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                       3/31/98              (17.44)%              (2.35)%
WITHOUT REDEMPTION                                                            3/31/98              (14.28)%              (1.64)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                    3/31/98              (15.06)%              (1.62)%
WITHOUT REDEMPTION                                                            3/31/98              (14.27)%              (1.62)%

CLASS R SHARES                                                                3/31/98              (13.36)%              (0.60)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                            3/1/00              (17.59)%             (11.56)%

WITHOUT SALES CHARGE                                                           3/1/00              (13.70)%              (9.07)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
        AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
        FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund



STATEMENT OF INVESTMENTS

October 31, 2001

COMMON STOCKS--90.1%                                   Shares         Value ($)
--------------------------------------------------------------------------------

AUSTRALIA--2.4%

Goodman Fielder                                         27,885           19,781

National Australia Bank                                  4,677           71,931

Santos                                                  15,900           50,875

                                                                        142,587

BELGIUM--1.2%

Dexia                                                    4,770           73,633

Dexia (Strips)                                           4,730  (a)          43

                                                                         73,676

BRAZIL--.7%

Petroleo Brasileiro, ADR                                 1,300           24,960

Telecomunicacoes Brasileiras, ADR                          604           15,650

                                                                         40,610

FINLAND--1.2%

Kesko, Cl. B                                             4,200           34,780

Sampo, Cl. A                                             4,300           38,704

                                                                         73,484

FRANCE--7.0%

Assurances Generales de France                             715           33,015

Air France                                               1,820           20,969

Alstom                                                   1,230           18,799

BNP Paribas                                                900           74,852

Compagnie de Saint-Gobain                                  250           34,766

Compagnie Generale des Etablissements Michelin, Cl. B    1,826           56,424

Schneider Electric                                         980           39,236

Societe Generale, Cl. A                                    300           15,000

TotalFinaElf, ADR                                        1,284           89,546

Usinor                                                   3,400           35,806

                                                                        418,413

GERMANY--6.7%

Bayer                                                    2,370           69,544

Bayerische Hypo-und Vereinsbank                            960           29,120

Commerzbank                                              2,830           46,361

Deutsche Lufthansa                                       2,460           25,464

Deutsche Post                                            5,520           78,503

E.On                                                     1,784           92,332

COMMON STOCKS (CONTINUED)                              Shares         Value ($)
--------------------------------------------------------------------------------

GERMANY (CONTINUED)

MG Technologies                                          2,450           18,943

Volkswagen                                                 990           37,693

                                                                        397,960

GREECE--1.2%

Hellenic Telecommunications Organization, ADR            8,880           72,994

HONG KONG--1.0%

HSBC                                                     1,400           15,167

Swire Pacific, Cl. A                                    11,000           45,975

                                                                         61,142

INDIA--.3%

Videsh Sanchar Nigam, ADR                                1,725           16,733

IRELAND--1.4%

Bank of Ireland                                          9,270           81,958

ITALY--5.0%

Banca Popolare di Bergamo Credito Varesino               2,540           39,125

ENI                                                      7,185           89,843

Finmeccanica                                            86,160  (a)      67,672

Sanpaolo IMI                                             2,830           29,663

Telecom Italia                                          15,290           73,698

                                                                        300,001

JAPAN--18.9%

AIFUL                                                      800           62,776

CANON                                                    3,000           87,298

Credit Saison                                            4,600          110,168

FUJI MACHINE MANUFACTURING                               2,000           25,993

HONDA MOTOR                                              2,000           71,767

KONAMI                                                   1,000           31,143

LAWSON                                                   1,200           42,276

MABUCHI MOTOR                                              800           66,045

MINEBEA                                                  7,000           36,390

MURATA MANUFACTURING                                       200           12,555

Marubeni                                                25,000  (a)      27,791

Matsumotokiyoshi                                         1,400           58,591

NISSAN MOTOR                                            11,000           48,553

Nippon Express                                          17,000           61,558

                                                                       The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares         Value ($)
--------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nishimatsu Construction                                  5,300           20,491

RINNAI                                                   3,100           61,448

ROHM                                                       300           31,952

SHOHKOH FUND & CO.                                         300           36,881

77 Bank                                                  8,000           41,785

Shin-Etsu Chemical                                       1,000           32,941

Sumitomo Bakelite                                        5,000           31,592

TDK                                                      1,200           53,359

Takeda Chemical Industries                               1,000           48,471

Yamaha Motor                                             4,200           26,194

                                                                      1,128,018

MEXICO--.3%

Telefonos de Mexico, ADR                                   500           17,030

NETHERLANDS--7.1%

ABN AMRO                                                 4,958           75,687

Akzo Nobel                                               1,070           43,870

Buhrmann                                                 3,361           21,207

Fortis                                                   3,850           91,140

Hunter Douglas                                           1,470           33,409

Koninklijke (Royal) Philips Electronics                  1,950           43,973

Stork                                                    3,271           26,498

Vedior                                                   5,057           46,428

Wolters Kluwer                                           2,100           44,080

                                                                        426,292

NEW ZEALAND--.4%

Telecom Corporation of New Zealand                      11,362           21,632

NORWAY--.6%

Statoil                                                  5,440           37,635

PHILIPPINES--.2%

Manila Electric, Cl. B                                  16,720  (a)      10,621

PORTUGAL--1.8%

EDP                                                     20,080           48,258

Portugal Telecom                                         7,427  (a)      58,828

                                                                        107,086



COMMON STOCKS (CONTINUED)                               Shares        Value ($)
--------------------------------------------------------------------------------

SINGAPORE--1.7%

Creative Technology                                      3,190          19,619

DBS Group                                               14,000          79,864

                                                                        99,483

SOUTH KOREA--1.1%

Korea Electric Power, ADR                                3,460          30,137

Pohang Iron & Steel, ADR                                 2,100          36,015

                                                                        66,152

SPAIN--3.4%

Banco Popular Espanol                                      710           23,837

Endesa                                                   6,540          100,073

Repsol YPF, ADR                                          5,520           80,095

                                                                        204,005

SWEDEN--1.0%

Autoliv                                                  2,195           34,690

Investor                                                 2,460           23,996

                                                                         58,686

SWITZERLAND--6.5%

Barry Callebaut                                            411           40,504

Clariant                                                 3,040           49,404

Givaudan                                                    60           18,363

Novartis                                                 1,800           67,375

Roche                                                      890           61,696

UBS                                                      2,260          105,066

Zurich Financial Services                                  210           48,075

                                                                        390,483

TAIWAN--.5%

Taiwan Semiconductor Manufacturing                       2,506  (a)      32,352

UNITED KINGDOM--18.5%

Allied Domecq                                           12,720           64,799

BAE SYSTEMS                                             17,226           83,742

BOC                                                      5,763           78,428

Barclays                                                 3,545          106,808

Bunzl                                                   14,050           87,364

Cadbury Schweppes                                        6,450           40,181

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                              Shares         Value ($)
--------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Diageo                                                   6,494           64,888

Enterprise Oil                                           9,970           72,412

Morgan Crucible                                         18,246           45,147

Rexam                                                   18,820          100,531

Rio Tinto                                                4,265           69,278

Royal & Sun Alliance Insurance                          17,431           94,887

Scottish and Southern Energy                             6,480           62,249

Unilever                                                10,400           75,610

Wolseley                                                 8,482           55,308

                                                                      1,101,632

TOTAL COMMON STOCK

   (cost $6,220,062)                                                  5,380,665
--------------------------------------------------------------------------------

                                                     Principal
SHORT-TERM INVESTMENTS--6.7%                        Amount ($)        Value ($)
--------------------------------------------------------------------------------

U.S. TREASURY BILL:

2.22%, 11/23/2001

   (cost $398,459)                                     399,000          398,473
--------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $6,618,521)                      96.8%        5,779,138

CASH AND RECEIVABLES (NET)                                3.2%          192,436

NET ASSETS                                              100.0%        5,971,574

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  6,618,521    5,779,138

Cash                                                                    116,712

Cash denominated in foreign currencies                    107,728       107,247

Dividends receivable                                                     19,250

Receivable for shares of Beneficial Interest subscribed                  17,693

Receivable for investment securities sold                                12,066

Prepaid expenses                                                         32,130

Due from The Dreyfus Corporation and affiliates                           5,297

                                                                      6,089,533
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              62,844

Payable for shares of Beneficial Interest redeemed                        5,914

Accrued expenses                                                         49,201

                                                                        117,959
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,971,574
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       7,040,444

Accumulated undistributed investment income--net                         14,365

Accumulated net realized gain (loss) on
  investments and foreign currency transactions                        (243,454)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)          (839,781)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,971,574


NET ASSET VALUE PER SHARE

                                       Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        3,724,429             809,354              555,850              881,087                  854

Shares Outstanding                      359,871              80,064               54,908               84,670                   83
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          10.35                10.11                10.12                10.41                10.29

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund



STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $20,075 foreign taxes withheld at source)       149,867

Interest                                                                 8,842

TOTAL INCOME                                                           158,709

EXPENSES:

Management fee--Note 3(a)                                               68,030

Registration fees                                                       60,366

Custodian fees                                                          40,377

Auditing fees                                                           20,473

Shareholder servicing costs--Note 3(c)                                  16,904

Prospectus and shareholders' reports                                    15,717

Distribution fees--Note 3(b)                                            10,956

Trustees' fees and expenses--Note 3(d)                                   1,269

Legal fees                                                                 978

Loan commitment fees--Note 2                                                69

Miscellaneous                                                           24,219

TOTAL EXPENSES                                                         259,358

Less--expense reimbursement from The Dreyfus
  Corporation due to undertaking--Note 3(a)                           (115,014)

NET EXPENSES                                                           144,344

INVESTMENT INCOME--NET                                                  14,365
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                          (228,001)

Net realized gain (loss) on forward currency exchange contracts         (8,975)

NET REALIZED GAIN (LOSS)                                              (236,976)

Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions                       (610,978)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (847,954)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (833,589)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001               2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             14,365                8,426

Net realized gain (loss) on investments          (236,976)             513,019

Net unrealized appreciation
   (depreciation) on investments                 (610,978)            (565,779)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (833,589)             (44,334)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                        --               (10,221)

Class R shares                                        --                (5,316)

Net realized gain on investments:

Class A shares                                   (324,552)            (266,622)

Class B shares                                    (61,888)             (63,647)

Class C shares                                    (53,774)             (38,555)

Class R shares                                    (88,614)             (74,667)

Class T shares                                        (78)                  --

TOTAL DIVIDENDS                                  (528,906)            (459,028)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 12,972,206            5,035,675

Class B shares                                    394,846              119,238

Class C shares                                    368,551              171,633

Class R shares                                     25,000               77,220

Class T shares                                         --                1,000

Dividends reinvested:

Class A shares                                    323,849              276,454

Class B shares                                     57,550               53,213

Class C shares                                     50,869               38,413

Class R shares                                     48,277               40,457

Class T shares                                         78                  --

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               --------------------------------
                                                     2001               2000(a)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                                (12,887,984)          (4,999,733)

Class B shares                                   (248,974)            (266,100)

Class C shares                                   (402,050)             (68,895)

Class R shares                                   (113,080)              (1,002)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS          589,138              477,573

TOTAL INCREASE (DECREASE) IN NET ASSETS          (773,357)             (25,789)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,744,931            6,770,720

END OF PERIOD                                   5,971,574            6,744,931

Undistributed investment income--net               14,365                 --


                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001               2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(B)

Shares sold                                     1,142,139              377,459

Shares issued for dividends reinvested             26,222               20,786

Shares redeemed                                (1,126,408)            (374,412)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      41,953               23,833
--------------------------------------------------------------------------------

CLASS B(B)

Shares sold                                        34,743                8,896

Shares issued for dividends reinvested              4,737                4,028

Shares redeemed                                   (21,922)             (19,697)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      17,558               (6,773)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        31,749               12,977

Shares issued for dividends reinvested              4,180                2,906

Shares redeemed                                   (33,949)              (5,113)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       1,980               10,770
--------------------------------------------------------------------------------

CLASS R

Shares sold                                         2,139                5,622

Shares issued for dividends reinvested              3,896                3,040

Shares redeemed                                    (9,577)                 (77)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (3,542)               8,585
--------------------------------------------------------------------------------

CLASS T

Shares sold                                            --                   77

Shares issued for dividends reinvested                  6                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING           6                   77

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2001, 4,014 CLASS B SHARES REPRESENTING $49,648 WERE AUTOMATICALLY CONVERTED TO 3,944 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 763 CLASS B SHARES REPRESENTING $10,062 WERE AUTOMATICALLY CONVERTED TO 754 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                 Year Ended October 31,
                                                                        -----------------------------------------
CLASS A SHARES                                                       2001      2000      1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.96     13.98     11.32         12.50

Investment Operations:

Investment income--net                                                .04(b)    .03(b)    .03(b)        .05

Net realized and unrealized gain
   (loss) on investments                                            (1.63)     (.10)     2.75         (1.23)

Total from Investment Operations                                    (1.59)     (.07)     2.78         (1.18)

Distributions:

Dividends from investment income--net                                  --      (.04)     (.07)           --

Dividends from net realized
   gain on investments                                              (1.02)     (.91)     (.05)           --

Total Distributions                                                 (1.02)     (.95)     (.12)           --

Net asset value, end of period                                      10.35     12.96     13.98         11.32
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (13.57)     (.69)    24.75         (9.44)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.00      2.00      2.00          1.19(d)

Ratio of net investment income

   to average net assets                                              .35       .24       .22           .39(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                        1.69      1.16      1.31           .92(d)

Portfolio Turnover Rate                                             49.65     42.16     41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               3,724     4,121     4,110         3,213

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.




                                                                                 Year Ended October 31,
                                                                        -----------------------------------------
CLASS B SHARES                                                       2001       2000        1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.78      13.86       11.27         12.50

Investment Operations:

Investment (loss)                                                    (.05)(b)   (.07)(b)    (.08)(b)      (.01)

Net realized and unrealized gain
   (loss) on investments                                            (1.60)      (.10)       2.74         (1.22)

Total from Investment Operations                                    (1.65)      (.17)       2.66         (1.23)

Distributions:

Dividends from investment income--net                                  --         --        (.02)           --

Dividends from net realized
   gain on investments                                              (1.02)      (.91)       (.05)           --

Total Distributions                                                 (1.02)      (.91)       (.07)           --

Net asset value, end of period                                      10.11      12.78       13.86         11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (14.28)     (1.42)      23.70         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.75       2.75        2.75          1.64(d)

Ratio of investment (loss)

   to average net assets                                             (.45)      (.52)       (.60)         (.07)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                        1.72       1.14        1.27           .92(d)

Portfolio Turnover Rate                                             49.65      42.16       41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 809        799         960           483

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                  Year Ended October 31,
                                                                          -----------------------------------------
CLASS C SHARES                                                       2001      2000         1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                12.79     13.87        11.27        12.50

Investment Operations:

   Investment (loss)                                                 (.05)(b)  (.06)(b)     (.07)(b)     (.01)

Net realized and unrealized gain
   (loss) on investments                                            (1.60)     (.11)        2.74        (1.22)

Total from Investment Operations                                    (1.65)     (.17)        2.67        (1.23)

Distributions:

Dividends from investment income--net                                  --        --        (.02)          --

Dividends from net realized
   gain on investments                                              (1.02)     (.91)       (.05)          --

Total Distributions                                                 (1.02)     (.91)       (.07)          --

Net asset value, end of period                                      10.12     12.79       13.87         11.27
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (14.27)    (1.42)      23.77         (9.84)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.75      2.75        2.75          1.64(d)

Ratio of investment (loss)

   to average net assets                                             (.44)     (.47)       (.55)         (.06)(d)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                        1.68      1.17        1.31           .92(d)

Portfolio Turnover Rate                                             49.65     42.16       41.73         17.71(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 556       677         585           451

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                                     Year Ended October 31,
                                                                             -----------------------------------------
CLASS R SHARES                                                       2001        2000       1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                13.00       14.01      11.33         12.50

Investment Operations:

   Investment income--net                                             .07(b)      .07(b)     .08(b)        .06

Net realized and unrealized gain
   (loss) on investments                                            (1.64)       (.10)      2.74         (1.23)

Total from Investment Operations                                    (1.57)       (.03)      2.82         (1.17)

Distributions:

Dividends from investment income--net                                  --        (.07)      (.09)           --

Dividends from net realized
   gain on investments                                              (1.02)       (.91)      (.05)           --

Total Distributions                                                (1.02)        (.98)      (.14)           --

Net asset value, end of period                                      10.41       13.00      14.01         11.33
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                   (13.36)       (.39)     25.12         (9.36)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.75        1.75       1.75          1.04(c)

Ratio of net investment income

   to average net assets                                              .55         .48        .62           .53(c)

Decrease reflected in above
   expense ratios due to undertakings
   by The Dreyfus Corporation                                        1.68        1.16       1.32           .92(c)

Portfolio Turnover Rate                                             49.65       42.16      41.73         17.71(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 881       1,147      1,116           453

(A) FROM MARCH 31, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                         Year Ended October 31,
                                                     ---------------------------
CLASS T SHARES                                           2001           2000(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                    12.91          13.06

Investment Operations:

Investment income--net                                    .00(b,c)       .05(b)

Net realized and unrealized gain
   (loss) on investments                                (1.60)          (.20)

Total from Investment Operations                        (1.60)          (.15)

Distributions:

Dividends from net realized gain on investments         (1.02)           --

Net asset value, end of period                          10.29         12.91
-------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                    (13.70)        (1.15)(e)
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   2.25         1.51(e)

Ratio of net investment income

            to average net assets                          .04          .35(e)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation         1.70          .85(e)

Portfolio Turnover Rate                                  49.65        42.16
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       1              1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier International Value Fund (the "fund") is a separate diversified series of Dreyfus Premier Value Equity Funds (the "Company"), which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates a series company, currently offering two series, including the fund. The fund's investment objective is long-term capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon
Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (" CDSC" ) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

As of October 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held the following shares:


 Class A          267,529                 Class R               38,427

 Class B           37,801                 Class T                   83

 Class C           37,793

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $5,787 during the period ended October 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $153,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 2000 through October 31, 2002, to reduce the management fee paid by or reimburse such excess expenses of the fund to the extent that the fund's aggregate annual expenses, excluding taxes, brokerage fees, interest on borrowings, 12b-1 distribution plan fees, shareholder services plan fees, commitment fees and extraordinary expenses, exceed an annual rate of 1.75% of the value of the fund' s average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $115,014 during the period ended October 31, 2001.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $6,168, $4,786 and $2, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $10,681, $2,056, $1,596 and $2, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $1,555 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended October 31, 2001, amounted to $3,127,731 and $3,356,986, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transcations. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on each open contract. At October 31, 2001, there were no open forward currency exchange contracts.

(b)  At October 31, 2001, accumulated net unrealized depreciation on investments
was   $839,383,   consisting  of  $324,820  gross  unrealized  appreciation  and
$1,164,203 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier International Value Fund (one of the Series comprising Dreyfus Premier Value Equity Funds) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier International Value Fund, at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York
December 6, 2001

                                                             The Fund


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.8320 per share as a long-term capital gain distribution of the $1.0160 per share paid on December 11, 2000.


NOTES

                  For More Information

                        Dreyfus Premier International Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial representative
or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  173AR1001